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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 11, 2004


                                  CONNECTIVCORP
             (Exact name of registrant as specified in its charter)


          Delaware                            333-70663                     06-1529524
(State or Other Jurisdiction          (Commission File Number)           (I.R.S. Employer
      of Incorporation)                                                 Identification No.)


                  160 Raritan Center Parkway, Edison, NJ 08837
                  --------------------------------------------

           (Address of principal executive offices including zip code)

                                 (732) 225-8910
                                 --------------

              (Registrant's telephone number, including area code)


                                      N.A.
                                      ----
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are furnished with this report:

Exhibit No.                Description

99.1               Press Release dated February 9, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information set forth under "Item 12. Results of Operations and Financial Condition" is intended to be furnished pursuant to Item 12. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 is a copy of a press release of ConnectivCorp ("ConnectivCorp"), dated February 9, 2004, reporting the expected results of Majesco Sales Inc., the sole operating subsidiary of ConnectivCorp, for its first fiscal quarter of 2004.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONNECTIVCORP
                                             (Registrant)

Dated: February 11, 2004                     By: /s/ Jesse Sutton
                                                 -------------------------------
                                                 Jesse Sutton
                                                 President and Chief Executive
                                                 Officer